INVESTOR PRESENTATION

SECOND QUARTER 2023

NASDAQ: **CCBG**

Capital City Bank Group

FORWARD-LOOKING STATEMENTS

This presentation includes forward-looking statements, including statements about future results. These statements are subject to uncertainties and risks that could cause the Company's future results to differ materially. The following factors, among others, could cause the Company's actual results to differ: our ability to successfully manage credit risk, interest rate risk, liquidity risk, and other risks inherent to our industry; legislative or regulatory changes; adverse developments in the financial services industry generally, such as the recent bank failures and any related impact on depositor behavior; the effects of changes in the level of checking or savings account deposits and the competition for deposits on our funding costs, net interest margin and ability to replace maturing deposits and advances, as necessary; the effects of actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes in monetary and fiscal policies of the U.S. Government; inflation, interest rate, market and monetary fluctuations; the effects of security breaches and computer viruses that may affect our computer systems or fraud related to debit card products; the accuracy of our financial statement estimates and assumptions, including the estimates used for our allowance for credit losses, deferred tax asset valuation and pension plan; changes in our liquidity position; changes in accounting principles, policies, practices or guidelines; the frequency and magnitude of foreclosure of our loans; the effects of our lack of a diversified loan portfolio, including the risks of loan segments, geographic and industry concentrations; the strength of the United States economy in general and the strength of the local economies in which we conduct operations; our ability to declare and pay dividends, the payment of which is subject to our capital requirements; changes in the securities and real estate markets; structural changes in the markets for origination, sale and servicing of residential mortgages; uncertainty in the pricing of residential mortgage loans that we sell, as well as competition for the mortgage servicing rights related to these loans and related interest rate risk or price risk resulting from retaining mortgage servicing rights and the potential effects of higher interest rates on our loan origination volumes; the effect of corporate restructuring, acquisitions or dispositions, including the actual restructuring and other related charges and the failure to achieve the expected gains, revenue growth or expense savings from such corporate restructuring, acquisitions or dispositions; the effects of natural disasters, harsh weather conditions (including hurricanes), widespread health emergencies (including pandemics, such as the COVID-19 pandemic), military conflict, terrorism, civil unrest or other geopolitical events; our ability to comply with the extensive laws and regulations to which we are subject, including the laws for each jurisdiction where we operate; the willingness of clients to accept third-party products and services rather than our products and services and vice versa; increased competition and its effect on pricing; technological changes; the outcomes of litigation or regulatory proceedings; negative publicity and the impact on our reputation; changes in consumer spending and saving habits; growth and profitability of our noninterest income; the limited trading activity of our common stock; the concentration of ownership of our common stock; anti-takeover provisions under federal and state law as well as our Articles of Incorporation and our Bylaws; other risks described from time to time in our filings with the Securities and Exchange Commission; and our ability to manage the risks involved in the foregoing. Additional factors can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and our other filings with the SEC, which are available at the SEC's internet site (http://www.sec.gov).

CORPORATE PROFILE

- Oldest Florida-based Publicly Traded Bank
- $4.4B in Total Assets
- Loans HFI: $2.7B/Deposits: $3.8B
- 88% Florida/12% Georgia
  - Florida deposit market share of 7.7%
  - Georgia deposit market share of 5.5%
- ~50/50 Mix of Consumer and Commercial Clients (Deposits)
- $2.5B Assets Under Management



Atlanta
Augusta
Macon
Savannah
Montgomery
GEORGIA
ALABAMA
Jacksonville
Tallahassee
Panama City
Gainesville
Daytona Beach
Orlando
FLORIDA
Fort Myers
Miami

CURRENT OFFICES
- 62 offices with future openings in:
  - ★ Lynn Haven
  - ★ West Bay, FL

ITM TECHNOLOGY
- 56 ITMS with seven slated in 2024

CORPORATE PROFILE

28 Years

Experienced Management
Average of 28 Years' Experience with CCBG

Ownership
~55% Retail/45% Institutional
~23% Insider

55/45

$521M

Market Cap[1]
$521 Million

(1) As of 06/30/23

WHY CCBG?

- Florida and Georgia Growth and Demographics
  - Combination of Stable Legacy Markets and High Growth New Markets
- Strong Deposit Franchise
  - Provides Low-Cost Funding
  - Granular and Diversified
- Low Execution Risk
  - Strong Credit Quality
  - Diversified Revenues (Wealth, Mortgage)
- Strong Capital – Ability to Deploy
  - TBV/Share - Growth of 12% Annualized Over Last 5 years
- Seasoned and Experienced Bankers
  - Strong Insider Ownership
  - Multiple Business Cycles

ACCOLADES

Forbes

Capital City Bank named one of
"America's Best-In-State Banks"
by *Forbes*
2023

Selection made from direct consumer feedback and online reviews

American Bankers Association

11 CONSECUTIVE YEARS
"Best Banks to Work For"
by *American Bankers Association*

Ranked #29 out of 90 banks nationwide

Florida Trend
FLORIDA'S BUSINESS AUTHORITY

12 CONSECUTIVE YEARS
"Best Companies to Work for in Florida"
by *Florida Trend*
2023

Ranked #24 in the "Large Companies" category

AT A GLANCE

FLORIDA

- Highest Migration Rate in the U.S.[1]
- Population growth rate is two times national average
- Highest Net Income Migration* in the Country 2020-2021[1]
  - $39.2 Billion
  - $4.48 Million in income gained per hour over the year
  - Florida gained income from all but 2 states
- State budget continues to grow: $116.5B
- Business-friendly State with No Personal Income Tax

GEORGIA

- 7th Highest Migration Rate in U.S.
- 8th Most Populous State
- Gwinnett and Cobb County Populations are 2nd and 3rd largest in Georgia, respectively[2]
- Georgia Boasts a Competitive Fiscal and Tax Structure[3]
- Cobb and Gwinnett Counties are Home to Major Businesses
  - Cobb County is headquarters to The Home Depot, Atlanta Braves, Lockheed Martin Aeronautics Company among others
  - Gwinnett County boasted 26 company relocations and expansions in 2022[4]

*The amount of income that moved into the state minus the income that moved out, determined by IRS tax returns
(1) Source: Florida Chamber of Commerce
(2) S&P Global Market
(3) Georgia Chamber Foundation, Economic Dynamism Q2 Quarterly Economic Report 2023
(4) Partnership Gwinnett 2022 Annual Report

FLORIDA LEGACY MARKETS

	TALLAHASSEE MSA	GAINESVILLE MSA
Total Deposits *(in Thousands)*	$1,702,722	$541,656
Market Share[1]	16.7%	8.2%
Market Share Rank[1]	#2	#4
Top 3 Industries	Government, Education, Professional	Education, Healthcare, Retail Distribution
Projected Population Growth[2]	2.8%	4.9%
Projected HH Income Growth[2]	9.9%	13.5%

RURAL COMBINED - 11 MARKETS[3]	
Total Deposits	$1,210,906
Market Share[1][3]	9.7%
Market Champions	Agriculture, Manufacturing, County Seat
Top 3 Market Share in 7 of 11 Markets	

MARKET DEMOGRAPHICS

	POPULATION GROWTH RATE		HOUSEHOLD	
	2010-2023	2023-2028	Median Income 2023	Projected Growth 2023-2028
CCBG Florida Markets	17.50%	5.70%	$53,467	12.40%
Florida	17.80%	5.00%	$65,813	11.00%
United States	8.30%	2.10%	$73,503	13.30%

(1) S&P Global Market
(2) Projected Change from 2023-2028 (Nielson)
(3) Excludes Markets with <2% Share

GEORGIA LEGACY MARKET

MACON MSA	
Total Deposits *(in Thousands)*[1]	$148,580
Market Share[1]	2.8%
Market Share Rank[1]	#10
Top 3 Industries	Education, Healthcare, Defense
Projected Population Growth[2]	0.8%
Projected HH Income Growth[2]	17.7%

RURAL COMBINED - 3 MARKETS[3]	
Total Deposits	$321,143
Market Share[1][3]	8.5%
Market Champions	Agriculture, Manufacturing, County Seat

MARKET DEMOGRAPHICS[1][4]

	POPULATION GROWTH RATE		HOUSEHOLD	
	2010-2023	2023-2028	Median Income 2023	Projected Growth 2023-2028
CCBG Georgia Markets	15.86%	3.96%	$56,029	5.10%
Georgia	12.83%	3.73%	$70,349	13.87%
United States	8.30%	2.10%	$73,503	13.30%

(1) S&P Global Market
(2) Projected Change from 2023-2028 (Nielson)
(3) Excludes Markets with < 2% Share
(4) U.S. Census Bureau

NEW MARKET DEMOGRAPHICS

EMERALD COAST	BAY COUNTY MARKET	WALTON COUNTY MARKET
CCB Offices	Breakfast Point office opened Q2-20; Lynn Haven planned to open Q3-23; West Bay office planned to open Q1-24	Watersound office opened in Q1-23
Population Growth Rate 2010-2023[1]	6.8%	49.8%
Projected Population Growth[2]	5.2%	12.2%
HH Median Income 2023[2]	$68,722	$70,073
Projected HH Income Growth[2]	18.8%	11.1%

ST JOE COMPANY – A Diversified Real Estate Operating Company (Commercial, Hospitality, & Residential)

Significant Land Holdings for Development
- 169,000 acres owned in Walton, Gulf, Bay Counties
- Entitlements to develop over 170,000 residential units and over 20 million sq ft of non-residential use property

Significant Migration from Other States
- Latitude Margaritaville Watersound (Residential – 3,500 homes) – Buyers from 46 states
- Watersound Origins (Residential – 1,100 homes) – Buyers from 32 states

Recent Trends
- Moving to area to live full-time – away from large Metro markets
- Broad demographics
- Schools (Walton County ranked #3 in Florida)

NORTHERN ARC	COBB COUNTY MARKET	GWINNETT COUNTY MARKET
CCB Office Opened	Marietta office opened in Q4-22	Duluth office opened in Q2-23
Population Growth 2010-2023[1]	12.8%	22.3%
Projected Population Growth[1] (2023-2028)	3.4%	5.3%
Median HH Income 2023[1]	$90,991	$84,610
Projected HH Income Growth [1] (2023-2028)	13.8%	15.1%

(1) S&P Capital IQ
(2) S&P Global Market Intelligence ESRI; U.S. Census Bureau

DEPOSIT FRANCHISE

Average Deposit Portfolio Composition



42%
32%
16%
7%
3%
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Money Market Accounts
Certificates of Deposit

Average Deposit Growth



2,538
114
235
370
805
1,012
2,844
104
236
424
826
1,254
3,407
102
278
537
965
1,525
3,763
95
283
628
1,065
1,691
3,768
89
278
616
1,215
1,571
2019
2020
2021
2022
2Q23(2)
Noninterest Bearing Deposits
NOW Accounts
Regular Savings Accounts
Certificates of Deposit
Money Market Accounts

	2019	2020	2021	2022	2Q23(2)
Total Cost of Funds - CCBG	0.35%	0.16%	0.10%	0.17%	0.51%
Total Cost of Deposits	0.27%	0.05%	0.02%	0.09%	0.43%
Total Cost of Funds - Peer(3)	0.89%	0.69%	0.30%	0.46%	1.21%

Deposit Portfolio Highlights

- CAGR(4) of ~ 12.16% DDA, ~ 8.96% MMA/SAV/NOW
- 98% Core Deposit(1) to Total Deposit(2)
- 40% Noninterest Bearing Balance

Deposit Beta History

RATE CYCLE	INT BEARING DEPOSITS	TOTAL DEPOSITS
4Q.2003 to 4Q.2006	42%	33%
4Q.2015 to 4Q.2018	15%	9%
1Q.2022 to 2Q.2023	10%	6%

(1) Total Deposits less CDs
(2) YTD
(3) Publicly Traded $1-$5 Billion SE Commercial Banks (Source: S+P Market Intelligence)
(4) 2019 to 2023

LOAN PORTFOLIO DIVERSIFICATION

Loan Portfolio
$2,667,003[1]


1%
<1%
8%
8%
9%
10%
31%
33%
Residential R/E
Commercial R/E
Indirect Auto
Commercial Loans
Construction R/E
Home Equity R/E
Direct Consumer
Other Loans

Top 25 loans represent 7% of total loans.
Average loan size of $92,000

CRE Composition
$733,864
193% of Tier 1 Capital


2%
12%
27%
59%
Improved Property
Construction
Vacant Land
Land Development

Improved Property Composition
$431,162


2%
8%
9%
12%
18%
19%
32%
Retail
Multi-Family
Hotel/Motel
Office - Non-Owner Occupied[2]
Other
Industrial/Warehouse
Gas Station/C-Store

(1) 2Q2023-EOM
(2) Avg Loan = $538,000

CREDIT QUALITY

- Proven **strong** underwriting and risk management
- 5 year average annual credit losses of **11 basis points**
- ACL coverage **1.05% of loans**

Non-Performing Loans
(% of Loans HFI)



$12M
$8M
$4M
$0M
0.24%
$4.4M
0.29%
$5.9M
0.22%
$4.3M
0.09%
$2.7M
0.25%
$6.6M
2019
2020
2021
2022
2Q23

Classified Loans
(% of Total Loans HFI)



$25M
$20M
$15M
$10M
$5M
1.13%
$21M
0.87%
$18M
0.93%
$18M
0.77%
$19M
0.56%
$15M
2019
2020
2021
2022
2Q23

Allowance for Credit Losses Activity[(1)]



$30M
$25M
$20M
$15M
$10M
$5M
$0M
$24.7M
1.20%
1.12%
2019
2020
2021
2022
2Q23

(000's)	2019	2020	2021	2022	2Q23
Provision for Credit Losses	2,027	8,303	(1,553)	7,162	5,349
CECL Adoption	-	3,269	-	-	-
Net Charge-Offs	2,332	1,907	(632)	3,935	2,007

Allowance for Credit Losses ("ACL")[(1)] — ACL Coverage Ratio (Loans HFI less SBA PPP)
ACL Coverage Ratio (Loans HFI) — Net Charge Ratio

(1) HFI Loans only - does not include $3.0M in allowance for unfunded loans at 06/30/23.

CAPITAL

- YoY Growth of **17%** in TBV/Share and **16%** in TCE Ratio
- **$153M** in Excess Regulatory Capital (Above Well-Capitalized)
- Adjusted TCE Ratio of **6.9%** if HTM Securities Loss was Recognized in AOCI

Regulatory Capital



400
300
200
100
0

	2Q22	3Q22	4Q22	1Q23	2Q23
Tier 1 Capital Ratio	15.13	14.80	14.53	14.52	14.84
RBC Ratio	16.07	15.75	15.52	15.53	15.95
Common Equity Tier 1	13.07	12.83	12.64	12.68	13.02
Excess Regulatory Capital	$137,832	$136,043	$135,888	$140,339	$152,604

Tier 1 Capital • RBC • Common Equity Tier 1 Capial • Excess Regulatory Capital

Tangible Common Equity



$350
$300
$250
$200
$150
$100
$50
0
$278K 6.54%
$257K 6.02%
$280K 6.61%
$241K 5.68%
$300K 6.79%
$265K 5.98%
$318K 7.37%
$289K 6.69%
$328K 7.61%
$293K 6.91%

	2Q22	3Q22	4Q22	1Q23	2Q23
TBV/ Share	16.40	16.47	17.66	18.66	19.25
Adj. TBV/ Share	15.04	14.04	15.44	16.84	17.23

TCE • Adj. Tangible Capital

STRATEGIC INITIATIVES: Three Pillars of Execution

DRIVE REVENUES

Generate Loan Growth > Interest Rate Profile > Grow & Diversify Fee Income

DISCIPLINED EXPENSE MANAGEMENT

Committed to Expense Reduction > Efficiency Initiatives in Motion

EFFECTIVELY DEPLOY CAPITAL

Organic Growth > Return Capital > Leverage Capital

> Executed Under a Strong Risk Management & Credit Culture <

DRIVE REVENUES

Diversified Revenues

INTEREST INCOME[(1)]


1%
1%
24%
7%
7%
8%
9%
9%
11%
23%

$88.9 Million

- Commercial R/E
- Residential R/E
- Investment Securities
- Home Equity R/E
- Construction R/E
- Funds Sold & Deposits with Banks
- Indirect Auto
- Commercial Loans
- Direct Consumer
- Fees on Loans

FEE INCOME[(1)]


14%
28%
17%
36.0%
of Operating
Revenues
18%
23%

$45.1 Million

- Mortgage Banking Revenues - CCHL (51% ownership)
- Deposit Fees
- Wealth Management Fee
- Bank Card Fees
- Other

(1) YTD - 06/30/23

DRIVE REVENUES

Generate Loan Growth



Period End Loans HFI
($ In Millions / % Growth)
$3000
$2500
$2000
$1500
$1000
$500
$0
5.9%
$1,653
7.3%
$1,774
3.5%
$1,836
9.3%
$2,006
(3.7%)(1)
$1,931
30.8%
$2,525
11.2%(3)
$2,667
2017
2018
2019
2020
2021
2022
2Q23
Total SBA PPP
178M
0.2M
0.1M
0.1M



Growth By Segment(2)
-8.3%
Commercial Loans
Construction R/E
0.3%
Commercial R/E
18.9%
Residential R/E
83.4%
Home Equity R/E
4.4%
-2.7%
Direct Consumer
-18.9%
Indirect Auto
-22.6%
Other - LIP

(1) Includes SBA PPP Activity - Ex SBA PPP = 5.6% core growth
(2) 2Q 2023 vs. 2Q 2022
(3) Annualized

DRIVE REVENUES

Interest Rate Risk Profile

Loan Repricing - HFI Loans


14%
17%
11%
21%
12%
12%
13%
Overnight
12 Months
24 Months
36 Months
48 Months
60 Months
>60 Months

Loan Rate Mix


53% Adjustable
32% Fixed
15% Variable
$2,667
(in millions)

- 68% of Loan Portfolio is Variable or Adjustable
- 38% of Loan Portfolio Reprices within One Year
- 100% of Investment Portfolio Reprices < 3 years (2.76)

DRIVE REVENUES

Grow and Diversify Fee Income

Fee Income Mix[1]
(In Millions)


$60M
$50M
$40M
$30M
$20M
$10M
$0M
$50,721
$3.8M
$18.0M
$10.5M
$7.8M
$10.6M
$45,121
$6.1M
$12.8M
$8.1M
$7.5M
$10.6M
2Q22
2Q23
Deposit Fees
Bank Card Fees
Wealth Management Fees
Mortgage Banking Revenues (CCHL - 51% ownership)
Other Fees

Growth Initiatives


Free to Fee Checking
Grow Wealth Management Assets
Improve Card Utilization
Leverage Working Capital Finance Platform
Residential Mortgage Originations
Insurance Sales

HIGHLIGHTS

- Wealth AUM of $2.5B - 5 year CAGR of ~10%

(1) YTD - June 30, 2023

EXPENSE MANAGEMENT

Continued Focus on Expense Control

Noninterest Expense Trend


$40.5M
$9.1M
$7.7M
$5.2M
$3.8M
$14.6M
$39.8M
$7.8M
$7.5M
$5.4M
$4.2M
$14.9M
$42.3M
$8.0M
$9.0M
$5.5M
$4.2M
$15.6M
$40.5M
$7.5M
$6.8M
$6.0M
$3.8M
$16.3M
$42.5M
$7.5M
$9.6M
$6.1M
$3.2M
$16.1M
2Q22
3Q22
4Q22
1Q23(1)
2Q23
Salaries
Associate Benefits
Net Occupancy
Other Expense
CCHL

(1) Pension settlement charge of $1.8 million

HIGHLIGHTS

- *Efficiency Initiatives in Motion*
  - Banking Office Optimization
  - Process Improvement/RPA
  - Enhanced Digital Front Door
  - Leverage Virtual Tellers
  - Data Analytics/Automated Target Marketing

Technology Initiatives to Propel Growth

Embracing Technology to Expand Product Offerings, Provide Exceptional Experiences & Improve Efficiency


2021
Client Satisfaction Surveys Implemented 2Q 2021
Launched Targeted Marketing via Online/ Mobile Banking Channels
Invested in Venture Capital Fund
Expanded installation of Instant Issue debit card
2022
Zelle®
RediVerify Implemented 2Q 2022
ERC Campaign
RealTime Wire Processing Enhanced Accessible Online/Mobile Banking 3Q 2022
Marketing Analytics/ Automation Implemented 3Q 2022
2023
Round-Up Savings Implemented 2Q 2023
Contactless Debit Card Issued 2Q 2023
Empower Checking 2023
3 Express Offices Open, 3 More in 2023
New Accounts for Teens & Young Adults 2023
Convert Inhouse Core Processing to Outsource 2023
6 ITMs Planned 2023

Continuous Investment in Platforms to Improve Loan Workflow and Understand Client Profitability

ACQUISITION OPPORTUNITY

PROFILE

- Banks with $200-600M Assets ~250 Total Banks
- TBV Pricing Attractive

TARGETS

- Strong Core Deposit Base
- Lack of Scale to Absorb Regulatory Cost
- Succession Plan Unclear



Atlanta
Birmingham
Charleston
Montgomery
Savannah
Macon
Mobile
Jacksonville
Gainesville
Panama City
Tallahassee
Orlando
Expansion Area
Tampa
Fort Myers
Miami

Capital City Bank Group

SUPPLEMENTAL INFORMATION

Capital City Bank Group

DEPOSIT FRANCHISE

Deposits Breakdown[(1)]

Overall Average Account Balance $27,787



$1,038M
$53K AVG
$342M
$223K AVG
$976M
$12K AVG
$671M
$21K AVG
$631M
$918K AVG
Business - DDA
Business All Other
Personal - DDA
Personal All Other
Public

Deposit Account Tenure

Overall Average Tenure = 12 Years



>5 years
79%
>10 years
61%
>15 years
42%
>20 years
27%

Uninsured Deposit Analysis	(000's)
Uninsured Deposits (000's)	1,605,922
Less: Collateralized Deposits	(543,809)
Less: Affiliate Deposits (CCB owned)	(143,812)
Uninsured Deposits	918,301
Total Deposits[(2)]	3,788,866
Percentage of Uninsured Deposits	24%

(1) Does not include $86.9M in Certificates of Deposit.
(2) Total deposits as reported on Earnings Release dated 06/30/23

INVESTMENTS

- Very Short Total Portfolio Duration of **2.76 Years**
- **73%** is Government Guaranteed
- Total After-Tax Unrealized Loss at June 30, 2023:
  - > AFS (AOCI) = **$28.3M** (6.8% of Balance)
  - > HTM = **$34.5M** (5.8% of Balance)
  - > Total Unrealized Loss = **6.2%** of Balance

Securities Yield



2.0
1.5
1.0
0.5
0.0
1.34
1.55
1.78
1.86
1.84
2Q22
3Q22
4Q22
1Q23
2Q23

Composition



$1.0 Billion
45%
17%
5%
24%
9%
1%
U.S. Government Treasury
U.S. Government Agency
States & Political Subdivisions
Mortgage Backed Securities
Corporate Debt Securities
Other Securities

Type	AFS			HTM		
	Balance	Pre-Tax Unrealized Loss	Duration (yrs)	Balance	Pre-Tax Unrealized Loss	Duration (yrs)
U.S. Treasury	22,047	(1,797)	2.2	432,157	(25,365)	2.0
U.S. Government Agencies & Corporations	175,515	(11,275)	1.6			
State & Political Subdivisions	46,842	(5,958)	4.3			
Mortgage-Backed Securities	77,144	(11,012)	6.5	163,062	(20,814)	3.9
Corporate Securities	95,317	(7,934)	2.8			
Total	416,865	(37,976)	3.1	595,219	(46,179)	2.5
Memo: After-Tax		(28,349)			(34,473)	

Dollars in thousands, unless otherwise noted; data as of June 30, 2023

Investment portfolio excludes non-marketable equity securities of $1.7 million

LIQUIDITY

- Strong Balance Sheet Flexibility:
  - > Loan/Deposit Ratio of **71%**
  - > Overnight Funds + Total Securities = **30%** of Total Assets
  - > Overnight Funds + Free Securities = **14%** of Total Assets
- **109%** of Uninsured Deposits Are Covered By Overnight Funds, Free Securities, & FHLB Capacity
- Additional External Liquidity Sources of **$1.2B**

Overnight Funds & Investments



$2B
$1.5B
$1B
$500M
0
39.82%
$1.1B
25.96%
$603M
13.86%
36.74%
$1.0B
25.26%
$498M
11.49%
35.41%
$1.0B
23.73%
$528M
11.68%
30.84%
$1.0B
23.96%
$303M
6.88%
29.88%
$1.0B
23.40%
$285M
6.48%
2Q22
3Q22
4Q22
1Q23
2Q23
Investments
Overnight Funds
% Overnight Funds and Investments Relative to Assets

Loan/Deposit Ratio



0
20
40
60
58.47
62.41
64.10
68.96
70.93
2Q22
3Q22
4Q22
1Q23
2Q23

as of June 30, 2023 *$ in thousands*	Total Available	Amount Used	Net Availability
Internal Sources			
Free Securities (unpledged)	347,071	-	347,071
Overnight funds	285,129	-	285,129
External Sources			
FHLB	372,362	-	372,362
FRB	391,773	-	391,773
Brokered Deposits	219,978	-	219,978
Other	175,000	-	175,000
Total Liquidity	1,791,313	-	1,791,313

QUARTERLY RESULTS



1.2
0.9
0.6
0.3
0.0
0.62
0.90
0.46
0.74
0.56
0.66
0.44
0.52
0.60
0.70
0.38
0.50
0.50
0.63
0.51
0.73
0.67
0.96
0.68
1.04
0.88
1.20
0.85
1.19
3Q20
4Q20
1Q21
2Q21*
3Q21**
4Q21***
1Q22
2Q22
3Q22
4Q22****
1Q23
2Q23
Diluted Earnings Per Share
Pre-Tax Pre-Credit Costs ("PTPCC") per diluted share (1)

**Includes $0.10 per share partial pension settlement expense*
*** Includes $0.02 per share partial pension settlement expense*
**** Includes $0.03 per share partial pension settlement expense*
***** Includes $0.08 per share pension settlement expense*
(1) Adjusted Non-GAAP; See Appendix for Reconciliation

SECOND QUARTER 2023

(Dollars in thousands)	1Q.2023 Core CCBG	1Q.2023 CCHL	2Q.2023 Core CCBG	2Q.2023 CCHL	$ Change Core CCBG	% Change Core CCBG
Net Interest Income	40,546	(157)	40,169	(163)	(377)	-0.93%
Provision for Credit Losses	3,130	-	2,219	-	(911)	-29.11%
Deposit Fees	5,239	-	5,326	-	87	1.66%
Bank Card Fees	3,726	-	3,795	-	69	1.85%
Wealth Management Fees	3,928	-	4,149	-	221	5.63%
Mortgage Banking Fees	-	6,995	-	5,837	0	0
Other	1,684	676	1,802	1,964	118	7.01%
Total Noninterest Income	14,577	7,671	15,072	7,801	495	3.40%
Salaries	16,268	5,361	16,133	5,357	(135)	-0.83%
Other Associate Benefits	3,780	227	3,175	219	(605)	-16.01%
Total Compensation	20,048	5,588	19,308	5,576	(740)	-3.69%
Occupancy, Net	6,005	757	6,065	755	60	1.00%
Other	6,825	1,232	9,579	1,251	2,754	40.35%
Total Noninterest Expense	32,878	7,577	34,952	7,582	2,074	6.31%
Operating Profit	19,115	(63)	18,070	56	(1,045)	-5.47%
Income Taxes	4,126	7	3,525	19	(601)	-14.57%
Net Income (Before CCHL)	14,989	(70)	14,545	37	(444)	-2.96%
CCHL 51% Interest, net of tax	(35)	(35)	6	6	42	-116.67%
CCBG Consolidated Net Income	14,954	-	14,551	-	(403)	-2.69%
CCBG Consolidated Diluted EPS	0.88	-	0.85	-	(0.03)	-2.64%
	0.88		0.85			

QUARTER HIGHLIGHTS

- Tax-equivalent net interest income totaled $40.1 million compared to $40.5 million – net interest margin increased from 4.04% to 4.05% - total deposit cost increased 17 basis points to 43 basis points
- Loan balances grew $75.3 million, or 2.9% (average), and $30.1 million, or 1.1% (end of period)
- Deposit balances (including repurchase agreements) declined $89.2 million, or 2.3% (average), and $16.9 million, or 0.4% (end of period)
- Continued strong credit quality metrics – lower provision expense of $0.9 million reflected lower loan growth and net loan charge-offs (7 basis points of average loans) – the allowance coverage ratio increased from 1.01% to 1.05%
- Noninterest income increased $0.7 million, or 2.8%, due to higher wealth management fees, deposit fees, and bankcard fees. Total revenues and earnings (break-even) at CCHL included a $1.4 million gain from the sale of MSRs
- Noninterest expense increased $2.1 million, or 5.1%, primarily due to a $1.8 million gain on the sale of a banking office in 1Q.2023. A one-time consulting payment of $0.8 million and a $0.3 million gain related to our SERP also impacted noninterest expense for 2Q.2023
- Tangible book value per share increased $0.59, or 3.2%, driven by strong earnings – net unrealized loss on AFS securities remained stable
- Repurchased 40,495 shares of common stock compared to 25,241 shares in 1Q.23

NON-GAAP FINANCIAL MEASURES

We present a tangible common equity ratio that removes the effect of goodwill resulting from merger and acquisition activity. We believe this measure is useful to investors because it allows investors to more easily compare our capital adequacy to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2019	2020	2021	2022	2Q23
TANGIBLE COMMON EQUITY RATIO						
Shareowners' Equity (GAAP)		$327,016	$320,837	$383,166	$394,016	$420,779
Less: Goodwill (GAAP)		$84,810	$89,095	$93,523	$93,093	$93,013
Tangible Shareowners' Equity (non-GAAP)	A	$242,206	$231,742	$289,643	$300,923	$327,766
Total Assets (GAAP)		$3,088,953	$3,798,071	$4,263,849	$4,525,958	$4,399,563
Less: Goodwill (GAAP)		$84,810	$89,095	$93,523	$93,093	$93,013
Tangible Assets (non-GAAP)	B	$3,004,143	$3,708,976	$4,170,326	$4,432,865	$4,306,550
Tangible Common Equity Ratio	A/B	8.06%	6.25%	6.95%	6.79%	7.61%

Pre-tax pre-credit costs per diluted share is a measure used by management to evaluate core operating results exclusive of credit costs, including loan loss provision and other real estate expenses. We believe this measure is useful to investors because it allows investors to more easily compare our core operating results to other companies in the industry. The GAAP to non-GAAP reconciliation is provided below.

Dollars in Thousands		2021	2022	2Q23
PRE-TAX PRE-CREDIT COSTS Per Diluted Share				
Income Before Income Taxes (GAAP)		$43,231	$50,231	$37,183
Plus: Provision for Loan Losses (GAAP)		$ (1,553)	$7,162	$5,349
Plus: Other Real Estate Owned Expense (GAAP)		$(1,488)	$(337)	$(1,855)
Pre-Tax Pre-Credit Costs (non-GAAP)	A	$40,190	$57,056	$40,677
Average Diluted Common Shares (GAAP)	B	16,893	16,985	17,040
Pre-Tax Pre-Credit Costs Per Diluted Share	A/B	$2.38	$3.36	$2.39

Capital City Bank Group

Corporate Headquarters
217 North Monroe Street
Tallahassee, FL 32301

www.ccbg.com